UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 2, 2020
Date of Report (Date of Earliest Event Reported)

Panbela Therapeutics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39468	87-0543922
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Vista Blvd #305 Waconia, Minnesota	55387
(Address of Principal Executive Offices)	(Zip Code)

(952) 479-1196
(Registrant’s Telephone Number, Including Area Code)

Sun BioPharma, Inc.
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	PBLA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 2, 2020, Sun BioPharma, Inc. (the “Company”) amended its certificate of incorporation and bylaws to reflect its new corporate name, “Panbela Therapeutics, Inc.” The text of the resulting restated certificate of incorporation and restated bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this current report on Form 8-K.

Item 7.01.      Regulation FD Disclosure.

On December 1, 2020, the Company issued a press release announcing the change in corporate name and ticker symbol. The text of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 8.01.      Other Events.

Effective December 2, 2020, the Company’s common stock commenced trading on The Nasdaq Stock Market LLC under a new ticker symbol, “PBLA.” The new CUSIP for the Company’s common stock is 69833Q100.

Item 9.01.     Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description	Method of Filing
3.1	Restated Certificate of Incorporation	Filed Electronically
3.2	Restated Bylaws	Filed Electronically
99.1	Press Release dated December 1, 2020	Furnished Electronically

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

PANBELA THERAPEUTICS, INC.

Date: December 2, 2020	By	/s/ Susan Horvath
Susan Horvath Chief Financial Officer